Exhibit 99.1

Investor Presentation | June 2014 OTCQB: SDSPD* *On or about July 10, 2014, The Company will commence trading under the symbol CANL on the OTCQB

Safe Harbor All statements herein other than statements of historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . These statements are based upon our current expectations and speak only as of the date hereof . Such statements are not guarantees of future performance and are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in such forward - looking statements . Such factors include, but are not limited to, our ability to raise additional capital, our limited operating history and revenue, our ability to attract and retain qualified personnel, our ability to develop new services, market acceptance of our services, legislative, regulatory and competitive developments in our industry, general economic conditions, as well as other factors set forth in our filings with the SEC . 2

Company Overview □ Leading cannabis innovation • Expansion plans across North America □ Delivering real - time business intelligence solutions • Proprietary cloud - based technology with analytics □ Providing data driven insights on best practices • Growers, dispensaries, edible makers, legislators □ Supporting public safety initiatives and compliance • Product formulation advice and recommendations □ Helping companies expand with new opportunities • Scientific research into genetics, reformulation and licensing 3

About Us 4 □ One - stop shop offering state - of - the - art testing, real - time data and analytics, via its proprietary cloud - based technology. x comprehensive data program offers distinct advantages to growers, dispensaries and edible makers □ CannLabs has been at the forefront of educating the public and both state and local governments. □ Website allows customers to find specific, certified products □ CannLabs expansion plans include additional labs + core services and technology in states and provinces legalizing marijuana. OTCQB SDSPD* Shares Outstanding Approx. 65.5 M Float Approx. 6.0 M Management Owns Approx. 79% *On or about July 10, 2014, The Company will commence trading under the symbol CANL on the OTCQB

Our Services 5 □ Leading authority on cannabis public health and safety • Assist state and local government in establishing and maintaining standards • Growers, dispensers and edible makers □ Cannabis industry’s most advanced testing program with real - time reporting capabilities • Potency analysis on strength and dosage • Screening for harmful contaminants in cannabis products □ Cannabis research and development, formulation and food safety • Advanced packaging, storage and shelf - life studies • Genetic studies

Industry Dynamics □ 1 st inning of Exponential Growth (akin to prohibition ending) □ Every state is different □ Rules and regulations governing legal dispensaries: 22 states approved for medical marijuana + D.C., 2 states for recreation and currently 10 in legislation □ Increased consumer education is leading to voter support □ Compliance and enforcement (i.e. fines ) □ Underlying demand drivers for growth in data analytics for legal MJ industry 6 – Additional Information – Four states with pending medical marijuana legislation: Florida – New York – Ohio – Pennsylvania Ten states with pro - medical marijuana legislation: Alabama – Iowa – Kentucky – Mississippi – Missouri North Carolina – South Carolina – Tennessee Utah – Wisconsin Source: ProCon.org – 2014 State of U.S. Marijuana Legal Status –

Market Opportunity □ Market expected to grow to $2.6 billion in 2014 □ Over half of cannabis businesses were launched in 2013 or in startup mode □ Average dispensary with grow operations revenues are $1M+ 7 Year Cannabis Businesses Launched U.S. Marijuana Sales Estimates 2013 - 2018 Dispensary Annual Revenues

Investment Opportunity □ CannLabs has a comprehensive analytical solutions for marijuana test labs • A total “one - stop - shop” solution and trusted brand • Potency, microbial, pesticides, and other contamination □ Colorado mandated testing in 2014 • Less than 5% of the market tested previously creating a significant growth opportunity □ Most new states passing marijuana laws require testing □ Foundation for complementary opportunities: • Consulting, information systems, formulation, etc. □ Scalable for rapid expansion and revenue growth 8 Lab Solutions Consulting Data & Analytics Research & Development

Data and Analytics □ CannLabs has created a web - based workflow and customer portal system • Manages all activity in the lab • Clients can log on, see test results, perform analytics, and post test results to the website • Capabilities of linking that data to partner systems such as WeedMaps , MJ Freeway, etc. □ Website drives significant business for clients and will drive additional revenue for the company 9 Lab Solutions Consulting Data & Analytics Research & Development

Consulting 10 Lab Testing Consulting Data & Analytics Research & Development Lab Solutions □ Consulting opportunities through the mandated product testing • Fixing contamination problems • Re - formulating products □ Legal cases, license applications , best practices, safety, etc. □ State and local government

Research and Development 11 Lab Solutions Consulting Data & Analytics Research & Development □ CannLabs expertise allows for research into cannabis products that • PhDs on staff that were former faculty members at the University of Colorado School of Pharmacy • Understanding of drug absorption , additives to alter drug - body interaction , good manufacturing practices • Help CannLabs partners develop better products

Product Finder for Patients & Consumers □ All test results are delivered via web interface through real - time proprietary cloud - based technology □ Clients can post test results and associated products to the CannLabs website and integrated product finder □ Product finder with advanced parametric search capabilities □ Allows consumers to find products with specific properties □ H igh CBD and low THC for seizure treatment as an example □ Creates revenue generating opportunities for partners as certified locations □ Competition lack ability to link real - time test results to their finders 12 • Dispensaries • Cultivation Centers • Edible Companies Workflow/ Customer Portal Product Finder website Test Results PC Mobile App

Reporting and Analytics □ CannLabs reports offer valuable information to both partners and consumers • Determine product quality • Product trending • Reports offer CannLabs certified ‘seal of approval’ • Drives traffic to partner websites and locations • Data analytics □ Statistical analysis □ Tracking and trending □ Industry benchmarking 13

Our Strengths □ Science based methodologies • Range of services • Depth of knowledge • Validated testing processes □ Technology • Cloud - based technology with real - time analytics □ Credibility • I ndustry thought - leadership • Science management team credentials 14

National Media and Industry News □ Recognized as an industry authority and a resource by local and national news outlets • Fact checking on cannabis safety • Understanding legislation by state • Health benefits □ Industry publications • Research papers • Industry trends • Best practice techniques 15

In The News 16 C - SPAN – Pedro Echevarria NBC – Jane Wells CNN - Dr. Sanjay Gupta CBS – Barry Petersen

Management Team 17 Steve Kilts President, Chief Operating Officer, Director Steve leads CannLabs sales, marketing, technology and operations bringing with him over 15 years experience taking products and services to market . Steve has been instrumental in developing a highly sophisticated online workflow and client portal software system for CannLabs that gives customers’ unparalleled fast access and ability to manage to their data . Robert Farrell Vice President of Marketing Robert is originally from Edinburgh, Scotland, United Kingdom where he received his Bachelors ( 1 st class honors) in Graphic Communications Management . Robert previously worked for MoneyGram international in their Payments Division as Director of Marketing . He then relocated to Dallas, Texas as Vice President of Marketing heading the USA and Canada region for MoneyGram . Michael Wempe, Ph.D. Research and Development Michael has a Bachelors degree from Hanover College, and an M . S . & Ph . D . in Physical Synthetic Organic Chemistry from Miami University, Ohio . Michael has over 25 years’ experience working in academia, pharmaceutical manufacturing, and research and development . He has almost 60 scientific peer - reviewed journal publications . Genifer Murray Chief Executive Officer, Director Genifer has been at the forefront of marijuana health and safety for many years . She has served on advisory committees on the implementation of cannabis testing and labeling including the Colorado governor’s taskforce for the implementation of Amendment 64 . Genifer also participated in the Washington Liquor Board Testing Monograph and Lab Certification . Scott McPherson Chief Financial Officer Scott studied at Clarkson University where he obtained his B . Sc . in Accounting and Law . He received his Certified Public Accounting (CPA) in Pennsylvania and Florida . Scott is also a Certified Fraud Examiner (CFE) and holds his Certified Valuation Analyst (CVA) certification . Scott held various positions from staff accountant to partner with local and regional certified public accounting firms . Joe White Director of Technology Joe has a Bachelors degree in Computer Engineering from Colorado State University and his Masters degree in Computer Science from the University of Colorado . He was Vice President of Research and Development at Recondo Technology, where he led the organization’s architecture of software solutions and managed the delivery of SAAS applications .

Board of Directors 18 Mark C . Mirken Mr . Mirken is the former Chief Executive Officer of Millennium Biotechnologies/ Intergetics where he served from 2005 to 2012 . Mr . Mirken joined TurboChef Technologies, Inc . (previously Nasdaq : OVEN ) in 2000 to lead the global sales division that took the company to be a world leader in technology, equipment and services for high - speed food preparation . He served as President and Chief Operating Officer from 2002 to 2005 where he managed all product development, marketing, branding and manufacturing . Mr . Mirken has over 25 years of senior management experience that has allowed him to lead companies through startup, growth, capital restructuring, capital raising and branding initiatives . Joe Allbaugh Mr . Allbaugh is President and Chief Executive Officer of Allbaugh International Group, LLC . Mr . Allbaugh is widely recognized and admired, both in the government and private sectors, for his leadership, integrity and strategic management skills . In February 2001 , Mr . Allbaugh was nominated by President George W . Bush to head the Federal Emergency Management Agency (FEMA) and a founding member of the president’s Homeland Security Council .. He managed the response, recovery and clean - up for the 9 - 11 attacks with a budget of $ 11 Billion and 10 , 000 employees . Today he provides emergency, disaster recovery and security services to the public and private sectors . Kenneth Johnsen Mr . Johnsen is currently Chief Operating Officer of Blue Calypso and serves as Chairman of the Board for NACT Solutions LP and Phoenix Food, LLC . Mr . Johnsen founded Parago Inc . and served as a Director, President and Chief Executive Officer from June 1999 to 2006 . Mr . Johnsen served as a Director, President and Chief Operating Officer of publicly traded Metamor Worldwide Inc . from 1996 to 1999 . Mr . Johnsen’s experience includes 22 years at IBM where he held numerous general management positions, including Vice President of Business Services for IBM Global Services and General Manager of IBM China/Hong Kong Operations . Mr . Johnsen holds 3 US Patents . Mark Rogers Mr . Rogers has more than 30 years of experience as an entrepreneur and in financial management and operations, including work as a turnaround specialist, an active portfolio manager and an investor in growing companies . Mr . Rogers is currently President of Barastone , LLC a firm he co - founded that specializes in cash and liquidity solutions to homeowners . He is also President & CEO of Synthym , Inc . , a risk based, risk controlled approach to absolute return investing . Mr . Rogers co - founded NFT Ventures with Ray Noorda , chairman of Novell, Inc . and for more than 12 years, managed the family office and portfolio of assets for NFT valued at over $ 1 billion . Steve Kilts Steve Kilts leads CannLabs sales, marketing, technology and operations bringing with him over 15 years experience taking products and services to market . Steve has been instrumental in developing a highly sophisticated online workflow and client portal software system for CannLabs that gives customers’ unparalleled fast access and ability to manage to their data . Genifer Murray Genifer Murray has been at the forefront of marijuana health and safety for many years . She has served on advisory committees on the implementation of cannabis testing and labeling including the Colorado governor’s taskforce for the implementation of Amendment 64 . Genifer also participated in the Washington Liquor Board Testing Monograph and Lab Certification .

Business & Technology Advisory Board 19 Carl Banzhof Carl Banzhof is the Chief Executive Officer and co - founder of iScan Online, Inc . where he is responsible for the overall strategy and direction of the company . Prior to founding iScan Online, Mr . Banzhof was an executive with McAfee, Inc (Intel Security), where he held several positions including Vice President Technology Strategy, VP of Engineering for McAfee Avert Labs and VP Chief Technology Evangelist . In his role as VP Technology Strategy Mr . Banzhof chaired the McAfee Patent review board, led the global product security team and was the technology due diligence executive overseeing over $ 800 million in acquisition transactions . Prior to joining McAfee, Mr . Banzhof was the Chief Technology Officer and co - founder for Citadel Security Software, Inc , where he invented the automated remediation technology that McAfee acquired in 2006 . A security industry veteran with 20 years of experience, Mr . Banzhof serves as an appointee to the Open Vulnerability Assessment Language (OVAL) Board and has also participated in federal government - led cyber security exercises including Cyber Storm I and II . Mr . Banzhof is a frequent speaker at various security conferences and was named one of the Top 25 Most Influential CTOs by InfoWorld Magazine in 2005 . Mr . Banzhof is the named inventor on 4 USPTO issued patents for security and compliance related technologies . Jon Merriman As Co - Founder and CEO of Merriman Holdings, Inc (OTCQX : MERR), Jon Merriman is responsible for the overall strategic direction of the firm and focuses on working closely with the firm’s clients . He actively advises the firm’s fast - growing public companies on complex capital market and financing issues, and works with small cap, growth oriented investors . With more than 25 years of experience in the investment banking and brokerage business, he brings deep experience in corporate turnarounds and growing businesses . His extensive institutional and personal network and his trading experience give him a unique perspective when working with investment banking clients as well as institutional investors . Prior to forming Merriman Capital, Merriman was Managing Director and the head of the Wells Securities (WFS) equity group, formerly First Security Van Kasper (FSVK), and served on FSVK’s Board of Directors . As a result of a financing completed by WFS, he was appointed to the Board of Directors of Ratexchange Corporation, a publicly traded telecommunications company . Merriman was subsequently appointed Chairman and CEO of Ratexchange , which he restructured into Merriman Curhan Ford, now known as Merriman Capital . Merriman Capital grew from six people and $ 1 million in revenues to over 200 employees and $ 90 million in revenues in 2007 . Over the course of his finance career, he has served on more than 10 private and public company boards . He has been a frequent guest on Bloomberg TV as well as CNBC’s show “Fast Money,” and a regular contributor to financial publications such as The Wall Street Journal, Barron’s and The Daily Deal . He is an active collector of emerging artists and served on the boards of the San Francisco Art Institute and the Santa Monica Art Museum . Merriman holds a B . A . from Dartmouth College and is based in the firm’s San Francisco office .

Science Advisory Board 20 Dr. Paul Matthews Ph.D. Dr . Matthews has a Ph . D . in plant molecular biology and 20 years of research experience in both academia and industry . Dr . Matthews is currently developing genomic strategies for applied evolution of medicinal crops . Dr . Matthews is the author of over 30 peer - reviewed publications, patents and invited book chapters . Dr . Matthews has been president of the Hop Research Council and is the industry representative of the National Clean Plant Network Hops . Dr. Margaret Gedde M.D., Ph.D. Dr . Gedde is a Stanford trained pathologist and award winning researcher who worked in the pharmaceutical industry for four years . Dr . Gedde has operated a holistic, integrative practice since 2004 . Dr . Gedde has been focused on medical cannabis since 2009 , and helps patients with chronic pain, nausea, seizures and other conditions get healthier, get off the pills and improve their quality of life . Dr . Gedde is the founder of the Clinicians’ Institute for Cannabis Medicine and medical director of Vibrant Health Clinic .

Contact Information www.cannlabs.com 3888 E. Mexico Avenue, Suite 202 Denver, CO 80210 OTCQB: SDSPD* 21 Company Robert Farrell Vice President of Marketing 855 - 842 - 6936 robert.farrell@cannlabs.com www.cannlabs.com Investor Relations Matt Hayden Chairman – MZ North America 949 - 259 - 4986 matt.hayden@mzgroup.us www.mzgroup.us *On or about July 10, 2014, The Company will commence trading under the symbol CANL on the OTCQB